Exhibit 99.2
Avantax, Inc.
Supplemental Information
December 31, 2022

Avantax Condensed Consolidated Financial Results

(Unaudited, in thousands, except per share amounts. Rounding differences may exist.)	2020	2021					2022
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Revenue	$546,189	$154,491	$162,395	$169,135	$172,192	$658,213	$166,403	$162,669	$165,032	$172,392	$666,496
Operating expenses:
Cost of revenue	388,063	109,269	114,643	121,033	121,519	466,464	121,188	114,446	105,809	103,475	444,918
Engineering and technology	5,743	1,873	1,852	2,447	2,018	8,190	1,814	2,302	2,617	1,968	8,701
Sales and marketing	65,979	20,157	20,212	21,961	22,498	84,828	22,174	24,882	23,770	27,088	97,914
General and administrative	69,836	20,217	19,688	19,326	22,437	81,668	23,875	21,721	23,792	23,367	92,755
Acquisition and integration	31,085	8,103	18,169	2,241	4,285	32,798	1,666	(6,792)	416	524	(4,186)
Depreciation	6,823	2,049	2,528	2,364	2,046	8,987	2,443	2,642	3,343	3,454	11,882
Amortization of acquired intangible assets	29,745	7,175	7,063	7,009	7,073	28,320	6,631	6,462	6,342	6,415	25,850
Impairment of goodwill	270,625	—	—	—	—	—	—	—	—	—	—
Total operating expenses	867,899	168,843	184,155	176,381	181,876	711,255	179,791	165,663	166,089	166,291	677,834
Operating income (loss) from continuing operations	(321,710)	(14,352)	(21,760)	(7,246)	(9,684)	(53,042)	(13,388)	(2,994)	(1,057)	6,101	(11,338)
Interest expense and other, net	(4,670)	(67)	(64)	(135)	(156)	(422)	(53)	(212)	(158)	(52)	(475)
Income (loss) from continuing operations before income taxes	(326,380)	(14,419)	(21,824)	(7,381)	(9,840)	(53,464)	(13,441)	(3,206)	(1,215)	6,049	(11,813)
Income tax benefit (expense)	(41,665)	2,686	4,065	1,375	1,833	9,959	16,993	4,053	1,536	(7,648)	14,934
Income (loss) from continuing operations	(368,045)	(11,733)	(17,759)	(6,006)	(8,007)	(43,505)	3,552	847	321	(1,599)	3,121
Income (loss) from discontinued operations before gain on disposal and income taxes (1)	25,956	43,765	55,426	(21,196)	(25,992)	52,003	50,643	45,874	(22,352)	(21,673)	52,492
Pre-tax gain on disposal (1)	—	—	—	—	—	—	—	—	—	472,237	472,237
Income tax benefit (expense) (1)	(666)	(4,386)	(6,059)	(601)	10,305	(741)	(19,575)	(7,296)	190	(80,922)	(107,603)
Income (loss) from discontinued operations (1)	25,290	39,379	49,367	(21,797)	(15,687)	51,262	31,068	38,578	(22,162)	369,642	417,126
Net income (loss)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757	$34,620	$39,425	$(21,841)	$368,043	$420,247
Basic net income (loss) per share:
Continuing operations	$(7.67)	$(0.24)	$(0.37)	$(0.12)	$(0.16)	$(0.90)	$0.07	$0.02	$0.01	$(0.03)	$0.07
Discontinued operations (1)	0.53	0.81	1.02	(0.45)	(0.33)	1.06	0.64	0.81	(0.47)	7.69	8.69
Basic net income (loss) per share:	$(7.14)	$0.57	$0.65	$(0.57)	$(0.49)	$0.16	$0.71	$0.83	$(0.46)	$7.66	$8.76
Diluted net income (loss) per share:
Continuing operations	$(7.67)	$(0.24)	$(0.37)	$(0.12)	$(0.16)	$(0.90)	$0.07	$0.02	$0.01	$(0.03)	$0.06
Discontinued operations (1)	0.53	0.81	1.02	(0.45)	(0.33)	1.06	0.63	0.79	(0.46)	7.69	8.48
Diluted net income (loss) per share:	$(7.14)	$0.57	$0.65	$(0.57)	$(0.49)	$0.16	$0.70	$0.81	$(0.45)	$7.66	$8.54
Weighted average shares outstanding:
Basic	47,978	48,261	48,508	48,707	48,834	48,578	48,513	47,582	47,847	48,034	47,994
Diluted	47,978	48,261	48,508	48,707	48,834	48,578	49,747	48,690	49,016	48,034	49,183

Non-GAAP Financial Results: (2)
Adjusted EBITDA (2)	$37,191	$10,846	$13,104	$10,219	$11,952	$46,121	$5,652	$5,153	$16,995	$25,875	$53,675
____________________________
(1)On October 31, 2022, we entered into a Stock Purchase Agreement (the “Purchase Agreement”) with TaxAct Holdings, Inc. (f/k/a Avantax Holdings, Inc.), a Delaware corporation and a direct subsidiary of Blucora, Inc., Franklin Cedar Bidco, LLC, a Delaware limited liability company (the “Buyer”), and, solely for purposes of certain provisions thereof, DS Admiral Bidco, LLC, a Delaware limited liability company, pursuant to which we sold our tax software business to Buyer for an aggregate purchase price of $720.0 million in cash, subject to customary purchase price adjustments set forth in the Purchase Agreement (the “TaxAct Sale”). This transaction subsequently closed on December 19, 2022. Our results of operations have been recast to reflect TaxAct as a discontinued operation in accordance with ASC 205, Presentation of Financial Statements.
(2)Refer to the subsequent pages for reconciliations of these non-GAAP financial measures to their nearest comparable GAAP financial measures.

Avantax Reconciliation of Certain Non-GAAP Financial Measures to the Nearest Comparable GAAP Financial Measures (1) (2)

(Unaudited, in thousands except per share amounts. Rounding differences may exist.)	2020	2021					2022
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Adjusted EBITDA (1)
Net income (loss) (2)	$(342,755)	$27,646	$31,608	$(27,803)	$(23,694)	$7,757	$34,620	$39,425	$(21,841)	$368,043	$420,247
Less: Income (loss) from discontinued operations, net of income taxes	25,290	39,379	49,367	(21,797)	(15,687)	51,262	31,068	38,578	(22,162)	369,642	417,126
Income (loss) from continuing operations, net of income taxes	(368,045)	(11,733)	(17,759)	(6,006)	(8,007)	(43,505)	3,552	847	321	(1,599)	3,121
Stock-based compensation	8,059	4,641	4,639	4,253	4,586	18,119	5,380	4,438	4,964	6,371	21,153
Depreciation and amortization of acquired intangible assets	36,568	9,224	9,591	9,373	9,119	37,307	9,074	9,104	9,685	9,869	37,732
Interest expense and other, net	4,670	67	64	135	156	422	53	212	158	52	475
Acquisition and integration—Excluding change in the fair value of HKFS Contingent Consideration	22,785	1,803	6,669	541	1,385	10,398	(34)	228	416	524	1,134
Acquisition and integration—Change in the fair value of HKFS Contingent Consideration	8,300	6,300	11,500	1,700	2,900	22,400	1,700	(7,020)	—	—	(5,320)
Executive transition costs	10,701	—	—	—	—	—	—	—	—	—	—
Headquarters relocation costs	1,863	—	—	—	—	—	—	—	—	—	—
Contested proxy, transaction and other legal and consulting costs	—	3,230	2,465	1,598	3,646	10,939	2,920	1,195	(250)	1,197	5,062
TaxAct divestiture costs (4)	—	—	—	—	—	—	—	202	3,237	1,813	5,252
Impairment of goodwill	270,625	—	—	—	—	—	—	—	—	—	—
Income tax (benefit) expense	41,665	(2,686)	(4,065)	(1,375)	(1,833)	(9,959)	(16,993)	(4,053)	(1,536)	7,648	(14,934)
Adjusted EBITDA (1)	$37,191	$10,846	$13,104	$10,219	$11,952	$46,121	$5,652	$5,153	$16,995	$25,875	$53,675
____________________________
(1)We define Adjusted EBITDA as net income (loss), determined in accordance with GAAP, excluding (if applicable) the effects of discontinued operations, stock-based compensation, depreciation and amortization of acquired intangible assets, interest expense and other, net, acquisition and integration costs, executive transition costs, headquarters relocation costs, contested proxy, transaction and other legal and consulting costs, TaxAct divestiture costs, impairment of goodwill, and income tax (benefit) expense. Interest expense and other, net primarily consists of interest expense, net, and non-capitalized debt issuance expenses. Acquisition and integration costs primarily relate to the acquisitions of Avantax Planning Partners and 1st Global. Impairment of goodwill relates to the impairment in the first quarter of 2020. Executive transition costs relate to the departure of certain Company executives in the first quarter of 2020. Headquarters relocation costs relate to the process of moving from our Dallas, TX and Irving, TX offices to our new headquarters.
We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
(2)See the Condensed Consolidated Financial Results on page 2.
(3)These costs do not include $17.6 million of transaction costs that were determined to be directly attributable to the TaxAct Sale, and are included within income from discontinued operations, net of income taxes, as a reduction to the gain on disposal. TaxAct divestiture costs included in the table above primarily relate to incremental professional services, consulting, and insurance costs that were incurred in connection with the divestiture.

	2022
(Unaudited, in thousands. Rounding differences may exist.)	1Q	2Q	3Q	4Q	FY 12/31
Operating Free Cash Flow (4)
Net cash provided by (used in) operating activities from continuing operations	$7,053	$7,855	$(4,999)	$107,165	$117,074
Purchases of property, equipment, and software	(3,846)	(5,173)	(3,582)	(2,291)	(14,892)
Operating Free Cash Flow (4)	$3,207	$2,682	$(8,581)	$104,874	$102,182
____________________________
(4) We define Operating Free Cash Flow, a non-GAAP financial measure, as net cash provided by (used in) operating activities from continuing operations less purchases of property, equipment, and software. We believe Operating Free Cash Flow is an important liquidity measure that reflects the cash generated by our businesses, after the purchases of property, equipment, and software, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Operating Metrics

(In thousands, except percentages. Rounding differences may exist.)	2020	2021					2022
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Revenue	$546,189	$154,491	$162,395	$169,135	$172,192	$658,213	$166,403	$162,669	$165,032	$172,392	$666,496
Less: Financial professional commission payout	(379,543)	(106,855)	(111,708)	(118,231)	(118,560)	(455,354)	(116,704)	(110,958)	(102,760)	(99,118)	(429,540)
Revenue Not Remitted to Financial Professionals (1)	$166,646	$47,636	$50,687	$50,904	$53,632	$202,859	$49,699	$51,711	$62,272	$73,274	$236,956

Payout Rate (2)	75.9%	74.4%	75.4%	75.5%	75.0%	75.1%	75.4%	75.5%	75.1%	74.2%	75.1%

(In thousands, except percentages. Rounding differences may exist.)			2020	2021					2022
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Financial professional-driven	Advisory	- Advisory asset levels	$314,751	$91,119	$96,508	$103,540	$104,633	$395,800	$107,169	$104,155	$95,070	$92,445	$398,839
	Commission	- Transactions - Asset levels - Product mix	185,201	52,534	51,702	52,961	53,480	210,677	47,655	42,835	41,788	41,153	173,431
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	23,688	5,329	5,526	5,659	5,587	22,101	5,663	6,964	21,147	31,269	65,043
	Transaction and fee	- Account activity - Number of clients - Number of financial professionals - Number of accounts	22,549	5,509	8,659	6,975	8,492	29,635	5,916	8,715	7,027	7,525	29,183
	Total revenue		$546,189	$154,491	$162,395	$169,135	$172,192	$658,213	$166,403	$162,669	$165,032	$172,392	$666,496
	Total recurring revenue (3)		$464,944	$130,755	$138,900	$145,311	$144,728	$559,694	$143,737	$141,935	$144,512	$150,457	$580,641
	Recurring revenue rate (3)		85.1%	84.6%	85.5%	85.9%	84.1%	85.0%	86.4%	87.3%	87.6%	87.3%	87.1%
____________________________
(1) We define Revenue Not Remitted to Financial Professionals, a non-GAAP financial measure, as GAAP revenue less financial professional commission payout. Financial professional commission payout represents commissions owed to financial professionals based on their advisory and commission revenues generated during the respective period. Financial professional commission payout does not include charges associated with financial professional stock-based compensation or the amortization of financial professional forgivable loans. We believe that the presentation of this non-GAAP financial measure provides useful information to investors because it reflects the portion of our segment revenue that is not remitted to financial professionals in the form of cash. We and investors utilize this non-GAAP financial measure when evaluating our performance relative to total client assets.
(2) We define Payout Rate as financial professional commission payout as a percentage of financial professional-driven revenue from the tables above.
(3) Recurring revenue consists of advisory fees, trailing commissions, fees from cash sweep programs, and certain transaction and fee revenue.

Operating Metrics (continued)

(In thousands, except percentages. Rounding differences may exist.)	2020	2021					2022
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Total client assets (1)	$82,961,244	$84,776,191	$87,814,790	$86,647,743	$89,086,032	$89,086,032	$86,144,055	$76,522,066	$72,592,882	$76,939,096	$76,939,096
Brokerage assets (1)	$47,357,687	$48,001,320	$48,373,805	$46,850,354	$46,906,981	$46,906,981	$45,222,763	$39,776,018	$37,150,327	$38,656,763	$38,656,763
Advisory assets (1)	$35,603,557	$36,774,871	$39,440,985	$39,797,389	$42,179,051	$42,179,051	$40,921,292	$36,746,048	$35,442,555	$38,282,333	$38,282,333
% of total client assets (1)	42.9%	43.4%	44.9%	45.9%	47.3%	47.3%	47.5%	48.0%	48.8%	49.8%	49.8%
Number of financial professionals (in ones)	3,770	3,718	3,606	3,529	3,416	3,416	3,409	3,349	3,347	3,109	3,109
Advisory and commission revenue per financial professional (2)	$132.6	$38.6	$41.1	$44.3	$46.3	$177.5	$45.4	$43.9	$40.9	$43.0	$184.1

Quarterly Production Retention Rate: (3)
TTM Financial professional-driven revenue (4)	$499,952	$514,268	$556,339	$585,307	$606,477	$606,477	$617,648	$616,428	$596,785	$572,270	$572,270
TTM Financial professional-driven revenue related to independent financial professionals who departed in the quarter (4)	19,101	8,127	9,881	12,157	11,079	11,079	2,201	3,836	8,356	4,122	4,122
TTM Financial professional-driven revenue, less that related to independent financial professionals who departed in the quarter (4)	$480,851	$506,141	$546,458	$573,150	$595,398	$595,398	$615,447	$612,592	$588,429	$568,148	$568,148
Quarterly Production Retention Rate (3)	96.2%	98.4%	98.2%	97.9%	98.2%	98.2%	99.6%	99.4%	98.6%	99.3%	99.3%
____________________________
(1) In connection with our ongoing integration of acquisitions, as of December 31, 2021, we refined the methodology by which we calculate client assets to align the methodologies within our Wealth Management segment for calculating such metrics. Specifically, such changes to the methodology include alignment to one third party data aggregator for assets not placed in custody with our clearing firm and to one consistent set of logic for all assets and transaction types. We have not recast client assets for prior periods to conform to our current presentation as we believe the changes to the calculation to be immaterial.
(2) Calculations are based on the ending number of financial professionals and advisory and commission revenue for each respective period.
(3) Quarterly Production Retention Rate is a non-GAAP financial measure. We believe Quarterly Production Retention Rate is an important measure of our quarterly retention of financial professional-driven revenue (which consists of advisory revenue and commission revenue). We use Quarterly Production Retention Rate to measure the impact of financial professional departures on our business. Quarterly Production Retention Rate is calculated by dividing (x) the difference of (i) total financial professional-driven revenue for the trailing twelve-month period then ended minus (ii) financial professional-driven revenue for the trailing twelve-month period then ended related to independent financial professionals that departed in the quarter by (y) total financial professional-driven revenue for the trailing twelve-month period then ended. As Quarterly Production Retention Rate is a measure of retention during a quarter, it also includes quarterly production from independent financial professionals who departed in prior quarters in the trailing twelve-month period, and therefore does not show production retention rate over longer periods of time.
(4) For the trailing twelve-month period then ended.

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